EXHIBIT 32.1:  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         In connection with the accompanying Quarterly report on Form 10-Q of Magna-Lab, Inc. for the quarter ended November 30, 2016, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly report on Form 10-Q for the quarter ended November 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Quarterly report on Form 10-Q for the quarter ended November 30, 2016 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.

January 13, 2017	/s/ Lawrence A. Minkoff
Name: Lawrence A. Minkoff
Title: President (principal executive officer)